EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Sec. 1350)

With Respect to the Standex International Corporation

Quarterly Report on Form 10-Q

For the Fiscal Quarter Ended March 31, 2006

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned Chief Executive Officer and Chief Financial Officer respectively of Standex International Corporation, a Delaware corporation (the “Company”) do hereby certify that:

1.   The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     May 8, 2006                                                 /s/ Roger L. Fix

Roger L. Fix

Chief Executive Officer

Dated:     May 8, 2006                                                 /s/ Christian Storch

Christian Storch

Chief Financial Officer